Equity Method Investment, Net - Schedule of Unaudited Financial Information for these Equity Method Investees (Details) - Equity Method Investment, Nonconsolidated Investee or Group of Investees [Member] - CNY (¥)
¥ in Thousands
	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Dec. 31, 2024
Balance sheet data:
Current assets	¥ 399,796		¥ 432,605
Non-current assets	100,957		97,253
Total assets	500,753		529,858
Current liabilities	64,915		63,280
Total liabilities	64,915		63,280
Shareholders’ equity	435,838		466,578
Total liabilities and shareholders’ equity	500,753		¥ 529,858
Operation results data:
Revenue	2,541
Operating loss	(4,600)	(12,192)
Net loss	¥ (4,225)	¥ (11,930)